UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

DiamondRock Hospitality Company

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32514	20-1180098
(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Suite 1400

Bethesda, MD 20814

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	DRH	New York Stock Exchange
8.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	DRH Pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 28, 2020, DiamondRock Hospitality Company, a Maryland corporation (the “Company”), in its capacity as the general partner of DiamondRock Hospitality Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), entered into Amendment No. 1 (the “Partnership Agreement Amendment”) to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as amended by Amendment No. 1 thereto, the “Partnership Agreement”) in connection with the closing of the underwritten public offering (the “Offering”) of 4,400,000 shares of the Company’s newly designated 8.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”). The Partnership Agreement Amendment provides for the issuance, and the designation of the terms and conditions, of newly classified 8.250% Series A Cumulative Redeemable Preferred Units of the Operating Partnership, which have substantially similar rights, preferences and other privileges as the Series A Preferred Stock, and makes certain related amendments to the Partnership Agreement.

The foregoing description of the Partnership Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On August 28, 2020, in connection with the Offering, the Company filed Articles Supplementary (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation (the “SDAT”), which classified 5,000,000 shares of the Company’s authorized but unissued shares of preferred stock as Series A Preferred Stock and set forth the preferences and privileges of the Series A Preferred Stock. The Articles Supplementary were effective upon filing. The Series A Preferred Stock will rank senior to all classes or series of the Company’s common stock, par value $0.01 per share (the “Common Stock”), with respect to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Company. Upon issuance of the Series A Preferred Stock, the ability of the Company to declare dividends with respect to, or redeem, purchase or acquire, or make a liquidation payment on, any other shares of capital stock ranking junior to or on a parity with the Series A Preferred Stock, will be subject to certain restrictions in the event that the Company does not declare dividends on the Series A Preferred Stock during any dividend period. Dividends on the Series A Preferred Stock will be payable quarterly in arrears on or about March 31, June 30, September 30 and December 31 of each year, beginning on September 30, 2020.

The Series A Preferred Stock will generally not be redeemable by the Company before August 31, 2025, except in limited circumstances to preserve the Company’s status as a real estate investment trust (“REIT”) and except as described below upon the occurrence of a change of control (as defined in the Articles Supplementary). On and after August 31, 2025, the Company may, at its option, redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not authorized or declared) up to, but excluding, the date of redemption. The Series A Preferred Stock has no stated maturity date and is not subject to any sinking fund or mandatory redemption provisions and will remain outstanding indefinitely unless redeemed or otherwise repurchased by the Company or converted in connection with a change of control by holders of the Series A Preferred Stock as described below.

Upon the occurrence of a change of control, the Company may, at its option, redeem the Series A Preferred Stock, in whole or in part within 120 days after the first date on which such change of control occurred, by paying $25.00 per share, plus any accrued and unpaid dividends to, but not including, the date of redemption. In addition, upon the occurrence of a change of control, each holder of Series A Preferred Stock will have the right (unless the Company has provided notice of its election to redeem the Series A Preferred Stock) to convert some or all of the Series A Preferred Stock held by such holder into a number of shares of the Company’s Common Stock determined by a formula, on the terms and subject to the conditions described in the Articles Supplementary.

Holders of the Series A Preferred Stock generally have no voting rights, except for limited voting rights, including if the Company fails to pay dividends on the Series A Preferred Stock for six or more quarterly periods (whether or not consecutive).

The shares of the Series A Preferred Stock are subject to certain restrictions on ownership and transfer designed to preserve the Company’s qualification as a REIT for federal income tax purposes.

The foregoing description is not complete and is qualified in its entirety by the full terms of the Series A Preferred Stock as set forth in the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series A Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2020, the Company filed the Articles Supplementary with the SDAT designating the powers, preferences and privileges of the Series A Preferred Stock. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series A Preferred Stock, is incorporated herein by reference.

A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series A Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On August 31, 2020, the Company completed the underwritten offering of 4,400,000 shares of the Series A Preferred Stock (the “Shares”) pursuant to an underwriting agreement, dated August 20, 2020 (the “Underwriting Agreement”), by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC, as representative of the several underwriters named in Schedule A thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 600,000 shares of the Series A Preferred Stock.

The Shares were offered and sold pursuant to the Company’s effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “Commission”) on August 18, 2018 (File No. 333-226674) (the “Registration Statement”), a base prospectus, dated August 18, 2018, included as part of the Registration Statement, and a prospectus supplement, dated August 20, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act Securities Act of 1933, as amended.

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, in connection with the filing of the Underwriting Agreement and the completion of the Offering, the Company is filing the opinion and consent of its counsel, Goodwin Procter LLP, regarding the legality of the Shares being registered as Exhibits 5.1 and 23.1 hereto, respectively, which are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 20, 2020, by and among the Company, the Operating Partnership and Wells Fargo Securities, LLC, as representative of the several underwriters named in Schedule A thereto.

3.1	Articles Supplementary Designating the Company’s 8.250% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.7 to the Company’s Form 8-A filed with the Securities and Exchange Commission on August 28, 2020 (File No. 001-32514)).

4.1	Form of Specimen Certificate for the Company’s 8.250% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A filed with the Securities and Exchange Commission on August 28, 2020 (File No. 001-32514)).

5.1	Opinion of Goodwin Procter LLP with respect to the legality of the Series A Preferred Stock.

10.1	Amendment No. 1 to the Agreement of Limited Partnership of the Operating Partnership, dated August 28, 2020.

23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2020

DiamondRock Hospitality Company

By:	/s/ Jeffrey J. Donnelly
Jeffrey J. Donnelly
Executive Vice President & Chief Financial Officer

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